UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 13, 2017

Commission File Number:  0-23636

Hawthorn Bancshares, Inc.
(Exact name of registrant as specified in its charter.)

Missouri
(State or other jurisdiction of incorporation or organization)
43-1626350
(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102
(Address of principal executive offices)

573-761-6117
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2017 Hawthorn Bancshares announced that Kathleen Bruegenhemke has been elected to serve on its Board of Directors.

In addition to Bruegenhemke, Hawthorn Bancshares' board of directors includes Chairman, CEO & President David T. Turner, and independent directors Frank E. Burkhead, Philip D. Freeman and Kevin L. Riley. The Company's advisory directorate is composed of Charles G. Dudenhoeffer, Jr., David R. Goller, James R. Loyd, Julius F. Wall and Gus S. Wetzel, II.

The full text of the press release is furnished as an exhibit to the report on Form 8-k.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

Date:   March 13, 2017
By:	/s/ David T. Turner

Name: David T. Turner
Title: Chairman, CEO & President

Exhibit Index

Exhibit No.	Description
EX-99.1	Hawthorn Bancshares Announces New Board Member